Exhibit 21
V.F. CORPORATION
SIGNIFICANT SUBSIDIARIES – Fiscal 2021

Entity Name	Jurisdiction
1994 Inc. Ltd.	UK
530 Park Ave 10-F, LLC	US
530 Park Ave 14-H, LLC	US
Administradora de Servicios Honduras S.A. (fka Adminstradora WD Honduras S.A.)	Honduras
Administradora Mexicana de Servicios S de RL de CV	Mexico
ALL'CROWN SA	Argentina
Altra LLC	US
C.C.R.L., LLC	US
Chapter 4 Corp	US
Cherry SAS	France
Ciliegia Srl	Italy
Corporacion Distribiduidora de Dickies S de RL de CV	Mexico
CUTLER DE MEXICO SA	Mexico
Czech Distribution Services s.r.o.	Czech Republic
Dickies de Honduras SA de CV	Honduras
Dickies de Parras S de RL de CV	Mexico
DSI Enterprises, LLC	US
EAGLE CREEK EUROPE LIMITED	Ireland
Eagle Creek, Inc.	US
GFYS, LLC	US
GREENSPORT MONTE BIANCO	Italy
Icebreaker Apparel LLC	US
Icebreaker Australia Pty	Australia
Icebreaker Australia Retail Pty	Australia
Icebreaker Europe Limited	New Zealand
Icebreaker Holdings Limited	New Zealand
Icebreaker Licensing LLC	US
Icebreaker Limited	New Zealand
Icebreaker Merino Clothing Europe Ltd.	New Zealand
Icebreaker New Zealand Limited	New Zealand
Icebreaker Pure Merino GmbH	Germany
Imagewear Apparel Corp.	US
Industrial Laundry Services, LLC	US
Industrias Coahuila de Zaragosa S de RL de CV	Mexico
INVERSIONES INMOBILIARIES AUSTRALES SA	Argentina
INVERSIONES VF CHILE DOS LTDA	Chile
INVERSIONES VF CHILE LTDA	Chile
IW Apparel LLC	US
IW Holdings, LLC	US
IW Panama Trading S. de R.L. (FKA VF Sourcing Latin America Sarl)	Panama
JanSport Apparel Corp.	US
Kipling Apparel Corp.	US

Entity Name	Jurisdiction
Kipling Holdings LLC	US
Kirsche GmbH	Germany
Kodiak Group Holdings Co.	Canada
Lee Bell, Inc.	US
Lucy Apparel LLC	US
NII Sales - Texas LLC	US
North East Rig-Out Limited	Scotland
North Elm Properties LLC	US
RED KAP DE MEXICO S DE RL DE CV	Mexico
RKI HONDURAS S de RL	Honduras
SERVICIOS Y PROMOCIONES TEXTILES LTDA	Chile
South Cone, Inc	US
Supreme Holdings, Inc.	US
Supreme Intermediate Holdings, Inc.	US
T.I. Venture Group, Inc	US
TBL INVESTMENTS HOLDING GMBH	Switzerland
TBL LICENSING LLC	US
The North Face Apparel Corp	US
THE NORTH FACE ITALY SRL	Italy
THE NORTH FACE SAGL	Switzerland
THE RECREATIONAL FOOTWEAR CO.	Cayman
TIMBERLAND ASIA LLC	US
TIMBERLAND EUROPE BV	Netherlands
TIMBERLAND HK TRADING LTD.	Hong Kong
TIMBERLAND IDC LTD.	UK
Timberland International, LLC	US
TIMBERLAND LUXEMBOURG HOLDING ASIA S.A.R.L.	Luxembourg
TIMBERLAND UK LTD.	UK
VANS MADEIRA LDA	Portugal
VANS SPAIN SL	Spain
Vans, Inc	US
VF (J) FRANCE SAS	France
VF (J) NEDERLAND BV	Netherlands
VF (J) NETHERLANDS SERVICES BV	Netherlands
VF Apollo Investments Limited	UK
VF Apollo Singapore Pte. Ltd.	Singapore
VF APPAREL PORTUGAL, LDA	Portugal
VF ASIA LTD	Hong Kong
VF Asia Sourcing Ltd	Hong Kong
VF AUSTRIA GMBH	Austria
VF Belgium BV (FKA VF BELGIUM BVBA)	Belgium
VF BRANDS MALAYSIA SDN BHD (f/k/a TIMBERLAND LIFESTYLE BRAND MALAYSIA SDA. BHD.)	Malaysia
VF BRANDS PTE. LTD. (f/k/a TIMBERLAND CO. (ASIA PAC) PTE. LTD.)	Singapore
VF BRANDS TAIWAN LTD. (f/k/a Timberland Taiwan Ltd.)	Taiwan
VF CH Apollo Sagl	Switzerland

Entity Name	Jurisdiction
VF CH HOLDINGS GMBH	Switzerland
VF CH IMAGEWEAR CANADA GMBH	Switzerland
VF CH MEXICO INVESTMENTS SAGL (FKA VF INTERNATIONAL HOLDINGS LLC)	Switzerland
VF CHINA LTD.	China
VF CH-MEX Holdings LLC	US
VF CIS LLC	Russia
VF COMERCIALIZADORA LTDA ( F.K.A. VF CHILE SA)	Chile
VF Corporation	US
VF CZECH SERVICES SRO	Czech Republic
VF CZECH SRO	Czech Republic
VF DE ARGENTINA SA	Argentina
VF DO BRAZIL LTDA	Brazil
VF EGE GIYIM SANAYI VE TICARET LIMITED SIRKETI	Turkey
VF EUROPE BV (FKA VF EUROPE BVBA)	Belgium
VF GERMANY SERVICES GMBH	Germany
VF GERMANY TEXTILE-HANDELS GMBH	Germany
VF HELLAS EPE	Greece
VF HOLDING SAGL	Switzerland
VF HOLDINGS MEXICO LLC	US
VF HONG KONG LIMITED	Hong Kong
VF IB Holdings LLC	US
VF IMAGEWEAR CANADA CO.	Canada
VF IMAGEWEAR DE MEXICO S DE RL DE CV	Mexico
VF IMAGEWEAR MAJESTIC (UK) LTD	UK
VF Imagewear, Inc	US
VF Intellectual Property Services, Inc	US
VF INTERNATIONAL HOLDING GmbH	Switzerland
VF INTERNATIONAL SAGL	Switzerland
VF INVESTIMENTOS DO BRAZIL LTDA	Brazil
VF Investments Holding GmbH	Switzerland
VF INVESTMENTS NETHERLANDS BV	Netherlands
VF IP Holdings LLC	US
VF ISRAEL (APPAREL) LTD	Israel
VF ITALIA SRL (FKA VF ITALY RETAIL S.R.L.)	Italy
VF ITALY SERVICES SRL	Italy
VF JAPAN KK (f/k/a TIMBERLAND JAPAN INC)	Japan
VF JEANSWEAR ARGENTINA SRL	Argentina
VF JEANSWEAR ESPANA SL	Spain
VF KOREA LIMITED LIABILITY COMPANY (FKA VF KOREA LIMITED)	South Korea
VF LUXEMBOURG SARL	Luxembourg
VF Management Service Italy S.r.l. (FKA GS HOLDING SRL)	Italy
VF NL HOLDINGS CV	Netherlands
VF NL IMAGEWEAR B.V.	Netherlands
VF NORTHERN EUROPE LIMITED	UK
VF NORTHERN EUROPE SERVICES LIMITED	UK

Entity Name	Jurisdiction
VF NORWAY AS	Norway
VF OUTDOOR (CANADA) CO	Canada
VF Outdoor LLC	US
VF OUTDOOR MEXICO S DE RL DE CV (fka Vans Latinoamericana)	Mexico
VF OUTDOOR SERVICES S DE RL DE CV	Mexico
VF PANAMA SOURCING SERVICES S. DE R.L.	Panama
VF PARTICIPACOES DO BRASIL LTDA	Brazil
VF PERU SA	Peru
VF PLAYWEAR DOMINICANA SA	Dominican Republic
VF Playwear LLC	US
VF POLSKA DISTRIBUTION SP ZO O	Poland
VF Receivables LP	US
VF Receivables Services LLC	US
VF SAGEBRUSH ENTERPRISES LLC	US
VF SALES SAGL	Switzerland
VF SCANDINAVIA ApS	Denmark
VF Services, LLC	US
VF Servicios de Guatemala Srl	Guatemala
VF SERVICIOS DE HONDURAS SA	Honduras
VF Servicios de Nicaragua Srl.	Nicaragua
VF SERVICIOS EL SALVADOR LTDA. DE CV	El Salvador
VF Shanghai Enterprise Company	China
VF SHANGHAI LIMITED	China
VF SHANGHAI SOURCING LIMITED	China
VF Singapore Overseas Services Pte Ltd	Singapore
VF Solutions, LLC (FKA VF LSG Holdings, LLC)	US
VF SOURCING INDIA PRIVATE LIMITED	India
VF SOURCING THAILAND LTD	Thailand
VF SWEDEN AB	Sweden
VF Switzerland Enterprises GmbH (fka Icebreaker Switzerland Sarl)	Switzerland
VF TAIWAN LIMITED	Taiwan
VF TRANSGLOBAL GMBH	Switzerland
VF Treasury Services LLC	US
VFSE Investments, LLC	US
VFSLA Commercial Services, LLC	US
VFSLA SERVICIOS, S. DE R.L. DE C.V.	Mexico
Walls Cayman Limited	Cayman
Walls Holding Company LLC	US
Walls Industries LLC	US
W-D APPAREL COMPANY LLC	US
WD Europe SAS	France
W-D Licensing, LLC	US
WD Supply Holding Limited (HK)	Hong Kong
Williamson Industries Ltd.	Belize
Williamson-Dickie APAC Holding Company Ltd.	Hong Kong
Williamson-Dickie Apparel Trading (Shanghai) Ltd.	China

Entity Name	Jurisdiction
Williamson-Dickie Canada Co.	Canada
Williamson-Dickie Europe GmbH	Germany
Williamson-Dickie Europe Holdings Ltd.	UK
Williamson-Dickie Europe Ltd.	UK
Williamson-Dickie HK Holding Company, Ltd.	Hong Kong
Williamson-Dickie Holding Co-Mexico S de RL de CV	Mexico
Williamson-Dickie Middle East FZE	UAE
Wooster GK (FKA Supreme Japan Co., Ltd.)	Japan
Workwear Sourcing S. de R.L.	Panama
World Jeans VF Asia Ltd	Egypt
Worldwide Workwear Ltd.	UK
Ying Tao Trading (Shanghai) Co. Ltd.	China
VF Corporation is the ultimate sole beneficial owner of all of the subsidiaries listed above.